Commitments and Contigencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTIGENCIES

NOTE 17 – COMMITMENTS AND CONTIGENCIES

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The majority of these claims and proceedings related to or arise from, lease disputes, commercial disputes, worker compensation complaints, default on guaranteeing third party lease obligations, and default on loans. The Company first determines whether a loss from a claim is probable, and if it is reasonable to estimate the potential loss, the loss will be accrued. The Company discloses a range of possible losses, if a loss from a claim is probable but the amount of loss cannot be reasonably estimated. As of December 31, 2019, the Company had two outstanding lawsuits regarding quality disputes on equipment and machinery sold to two customers, with an estimated liability in aggregated of $0.2 million (or RMB1.3 million). The Court has not issued final judges on these pending legal proceedings as of the date of this report. However, there is an uncertainty that the likelihood for the Company to win the lawsuits shall be definite. As a result, the Company accrued loss contingency of $0.2 million on these pending legal proceedings, which has been reflected in the Company’s consolidated financial statements for the year ended December 31, 2019. Although the Company can give no assurances about the resolution of pending claims, litigation or other disputes and the effect such outcomes may have on the Company, the Company believes that any ultimate liability resulting from the outcome of such proceedings, to the extent not otherwise provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.

Guaranties

On March 17, 2017, Reit Changjiang entered into a guarantee agreement to guarantee the payment obligations of the Company’s related party, Changjiang Zhongrong Hengde Environmental Protection Co., Ltd., to Changjiang Li Autonomous County Rural Credit Cooperatives. The guaranteed principal creditor’s right is approximately $3.8 million (RMB 25,000,000). The guarantee was still effective as of December 31, 2019.

During the year ended December 31, 2018, REIT Holdings and REIT Changjiang provided guarantee to a related party, Shexian Ruibo Environmental Science and Technology Co., Ltd. (“Shexian Ruibo”) who obtained financing in an amount of RMB 6 million (approximately $0.87 million) from an individual investor through Fusheng (Beijing) Capital Investment Consulting Co., Ltd (“Fusheng Capital”) with an interest rate of 14% per annum. In the event of any legal claims or lawsuits against REIT Holdings and REIT Changjiang due to this guarantee, Mr. Hengfang Li, the Company’s CEO will unconditionally and personally bear all the expenditures and economic losses arising from assuming the above guarantee or make full compensation. The Company believes that any ultimate liability resulting from the outcome of such proceedings, if there is any, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity. On January 5, 2019, Shexian Ruibo terminated this financing entrustment contract with Fusheng Capital and the Company’s guarantee has been dissolved.

Contractual commitments

As of December 31, 2019, the Company’s contractual obligations consisted of the following:

Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Operating lease commitment	$478,915	$177,903	$301,012	$-	$-
Repayment of bank loans	17,068,698	9,745,098	4,308,000	3,015,600	-
Total	$17,547,613	$9,923,001	$4,609,012	$3,015,600	$-